                                                                    Exhibit 10.8


        THIS SUBLEASE (the "Sublease") is entered into as of the date set forth in Section 1.1(e) below, by and between the Sublandlord and the Subtenant set forth below.

                               W I T N E S S E T H


        1.   SUBLEASE SUMMARY AND DEFINITIONS

        1.1. The Sublease provisions and definitions set forth in this SECTION
1.1 in summary form are solely to facilitate convenient reference by the parties. If there is any conflict between this Section and any other provisions of this Sublease, the latter shall control.


(a)           Sublandlord's                  LEGENT CORPORATION
              Name and                       C/O COMPUTER ASSOCIATES
              Address:                       INTERNATIONAL, INC.
                                             1 Computer Associates Plaza
                                             Islandia, N.Y.  11788-7000
                                             Attn:  Senior Vice President-Facilities

(b)           Sublandlord's                  Delaware
              State of
              Incorporation:

(c)           Subtenant's Name               PROGRESSIVE NETWORKS, INC.
              and Address:                   1111 Third Avenue, Suite 2900
                                             Seattle, WA  98101
                                             Attn:  ____________________

(d)           Subtenant's State
              of Incorporation:

(e)           Sublease Date:                 March ____, 1996

(f)           Overlandlord's                 Wright Runstad Properties L.P.
              Name and                       1111 Third Avenue, Suite 2730
              Address:                       Seattle, Washington  98101

(g)           Overlease:                     Lease Agreement dated July 27, 1993

(h)           Unincorporated                 Articles:       1(d), 1(e), 1(g), 1(h), 3(b), 3(c),
              provisions of the                              4, 8(a)(iii), 9(a)(iii), 36(c), 36(g)
              Overlease:
                                             Exhibits:       B, paragraphs 4, 5, 6, and 12 of
                                                             Exhibit C.

(i)           Building:                      1111 THIRD AVENUE
                                             SEATTLE, WASHINGTON

(j)           Premises:                      17,244 comprising the entire 29th floor

(k)           Sublease                       April 1, 1996
              Commencement
              Date:

(l)           Sublease Expiration            October 31, 1998
              Date:

(m)           Base Rent:


                      Annual Rent
                      per Rentable        Monthly            Annual
Yearly Periods        Square Foot         Base Rent          Base Rent
--------------        -----------         ---------          ---------
Sublease Term            $12.50           $17,962.50         $215,550.00


(n)           Prepaid Base Rent:             $17,962.50

(o)           Operating                      Included in Base Rent; Base Year - 1996 for
              Expenses/taxes:                increases

(p)           Subtenant's                    3.26%
              Proportionate
              Share:

(q)           Electric Charge:               Included in Base Rent - See Article 14

(r)           Security Deposit:              $215,550.00 - See Article 16 for terms.

(s)           Alterations:                   "As Is"

(t)           Brokers:                       For Sublandlord:  Cushman & Wakefield
                                             For Subtenant:  Martin Smith

(u)           Parking:                       Per Overlease at Subtenant's cost.

(v)           Furniture:                     See Article 21

(w)           Termination Right              On or after May 1, 1998 by payment of fee. See Article 22.


        2.      SUBLEASE GRANT

        2.1. By lease (hereinafter referred to as the "Overlease") described above, the

Overlandlord leased to Sublandlord certain space (hereinafter called the "Leased Space") in the Building in accordance with the terms of the Overlease. A copy of the Overlease is annexed hereto as EXHIBIT A.

        2.2. In consideration of the obligation of Subtenant to pay rent as herein provided and in consideration of the other terms, covenants and conditions hereof, Sublandlord hereby leases to Subtenant and Subtenant hereby hires from Sublandlord, upon and subject to the provisions of this Sublease and the Overlease, the square feet of rentable area as set forth in SECTION 1.1 herein and as shown hatched on EXHIBIT B annexed hereto and made a part hereof (hereinafter called the "Premises").

        3.      SUBLEASE TERM

        3.1. Subject to the other provisions hereof, this Sublease shall continue in full force and effect for a primary term beginning on the Sublease Commencement Date and ending on the Sublease Expiration Date as defined above. Such term, as it may be extended or modified only by written agreement of the parties or pursuant to an express provision of this Sublease, is herein called the "Sublease Term."

        4.      RENT

        4.1. Subtenant, in consideration of this Sublease agrees to pay to Sublandlord as rent ("Base Rent") the amounts set forth in SECTION 1.1 hereof. Base rent is payable in advance and without demand, at Sublandlord's office (or such other location as Sublandlord shall designate) by check in equal monthly installments, on the first day of each month during the Sublease Term without any set-off, off-set, abatement or reduction whatsoever. Subtenant's failure to receive an invoice from Sublandlord for the rent shall not relieve Subtenant from its obligation of timely payment hereunder. The Prepaid Base Rent shall be paid upon Subtenant's execution of this Sublease.

        4.2. As used in this Sublease, "Rent' shall mean the Base Rent, the Operating Expense reimbursements pursuant to SECTION 1.1, and all other monetary obligations provided for in this Sublease to be paid by Subtenant, all of which constitute rental in consideration for this Sublease.

        4.3. In the event the rent is not paid when due as aforesaid, interest shall accrue thereon at the lesser of 12% per annum or the maximum rate permitted by law. In addition, if the rent is not paid by the tenth day of any given month, Subtenant shall pay as a penalty to Sublandlord an additional amount equal to five percent (5%) of the rent which is due, but not less than $100.

        5.      ASSIGNMENT OR UNDERLETTING

        5.1. Subtenant shall not (a) assign this Sublease, nor (b) permit this Sublease to be assigned by operation of law or otherwise, nor (c) underlet all or any desk space therein to be occupied by any person(s), without first obtaining Overlandlord's consent and all other required consents to such assignment or subletting as set forth in and pursuant to the Overlease.

        Notwithstanding anything hereinbefore contained in SECTION 5.1 hereof, in the event Subtenant desires Sublandlord's consent to an assignment of this Sublease or an underletting of all of the Premises, Subtenant by notice in writing (a) shall notify Sublandlord of the name of the proposed assignee or undertenant, furnish such information as to the proposed assignee's or undertenant's financial responsibility and standing as Sublandlord may require, and advise Sublandlord of the covenants, agreements, terms, provisions and conditions contained in the proposed assignment or underlease and (b) shall offer to vacate the Premises and to Surrender the same to Sublandlord as of a date (hereafter called the "Surrender Date") specified in said offer which shall be the last day of any calendar month during the term hereof, provided, however, that the Surrender Date shall not be earlier than the date occurring 120 days after the giving of such notice nor be later than the effective date of the proposed assignment or the commencement date of the term of the proposed underlease. Sublandlord may accept such offer by notice to Subtenant given within 60 days after the receipt of such notice from Subtenant. If Sublandlord accepts such offer, Subtenant shall surrender to Sublandlord, effective as of the Surrender Date, all Subtenant's right, title and interest in and to the entire Premises. If the Premises be so surrendered by Subtenant, this Sublease shall be canceled and terminated as of the Surrender Date with the same force and effect as if the Surrender Date were the date hereinbefore specified for the expiration of the full term of this Sublease.

        5.2. In the event Sublandlord does not accept such offer of Subtenant referred to in SECTION 5.1 hereof, Sublandlord covenants not to unreasonably withhold its consent to such proposed assignment or underletting by Subtenant of the Premises to the proposed assignee or undertenant on said covenants, agreements, terms, provisions and conditions set forth in notice to Sublandlord referred to in SECTION 5.1 hereof, provided that:

                 (a) Sublandlord shall have the right, upon five (5) days prior written notice to Subtenant, to require Subtenant thereafter to pay to Sublandlord a sum equal to: (i) one half of any rent or other consideration paid to Subtenant by any undertenant which is in excess of the fixed annual rent and additional rent then being paid by Subtenant to Sublandlord pursuant to the terms of this Sublease, and (ii) any other profit or gain realized by Subtenant from any such assignment or underletting in connection with any underletting; all sums payable hereunder by Subtenant shall be paid to Sublandlord as additional rent immediately upon receipt thereof by Subtenant and, if requested by Sublandlord, Subtenant shall promptly enter into a written agreement with Sublandlord setting forth the amount of additional rent to be paid to Sublandlord pursuant to this Section;

                 (b) There shall be no default by Subtenant under any of the terms, covenants and conditions of this Sublease at the time that Sublandlord's consent to any such assignment or underletting is requested and on the effective date of the assignment or the proposed underlease;

                (c) Subtenant shall reimburse Sublandlord for any reasonable expenses that may be incurred by Sublandlord in connection with the proposed assignment or underlease, including without limitation the reasonable costs of making investigations as to the acceptability of a proposed assignee or undertenant and reasonable legal expenses incurred in connection with the granting of any requested consent to the assignment or underlease;

                (d) Subtenant shall not be relieved of its obligations under this Sublease in the event of an assignment or subletting.

        5.3. Any transfer of this Sublease by merger, consolidation or liquidation, or any change in the ownership of, or power to vote, the majority of its outstanding voting stock, shall not constitute an assignment for the purpose of this Section, so long as the resulting subtenant has a financial net worth, determined in accordance with generally accepted accounting practices, reasonably adequate to satisfy the obligations of Subtenant under this Sublease.

        6.      TERMS OF THE OVERLEASE

        6.1. Except as herein otherwise expressly provided and except for the obligation to pay rent and additional rent under the Overlease, all of the terms, covenants, conditions and provisions in the Overlease are hereby incorporated in, and made a part of this Sublease, and such rights and obligations as are contained in the Overlease are hereby imposed upon the respective parties hereto; the Sublandlord herein being substituted for the Landlord in the Overlease, and the Subtenant herein being substituted for the Tenant named in the Overlease; provided, however, that the Sublandlord herein shall not be liable for any defaults by Overlandlord and, if Overlandlord is not the fee owner, the owner in fee of the land and Building of which the Premises are a part; provided however that Sublandlord shall use reasonably diligent efforts to cooperate with Subtenant in causing Overlandlord to cure its defaults and to perform its obligations under the Overlease. If the Overlease shall be terminated for any reason during the term hereof, then and in that event this Sublease shall thereupon automatically terminate and Sublandlord shall have no liability to Subtenant by reason thereof. Upon the termination of this Sublease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Subtenant's right to possession, Subtenant will at once surrender and deliver up the Premises in good condition and repair, reasonable wear and tear excepted.

        6.2. This Sublease is subject to, and Subtenant accepts this Sublease subject to, any amendments and supplements to the Overlease hereafter made between Overlandlord and Sublandlord, provided that any such amendment or supplement to the Overlease will not prevent or adversely affect the use by Subtenant of the Premises in accordance with the terms of this Sublease, increase the obligations of Subtenant or decrease its rights under the Sublease or in any other way materially adversely affect Subtenant. Sublandlord shall notify Subtenant of any such amendments or supplements which affect Subtenant.

        6.3. This Sublease is subject and subordinate to the Overlease and, to the same extent as the Overlease is subject and subordinate, to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the Premises are a part and all renewals, modifications, replacements and extensions of any of the foregoing. This SECTION
6.3 shall be self-operative and no further instrument of subordination shall be required. To confirm such subordination, Subtenant shall execute promptly any certificate that Sublandlord may request.

        7.      CONDITION OF PREMISES

        7.1. Subtenant has examined the Premises, is aware of the physical condition thereof, and agrees to take the same "as is" (unless otherwise provided in SECTION 15 herein) with the understanding that there shall be no obligation on the part of Sublandlord to incur any expense whatsoever in connection with the preparation of the Premises for Subtenant's occupancy thereof. Any work performed by Subtenant shall be in accordance with the terms of the Overlease and SECTION 15 herein.

        8.      USE OF PREMISES

        8.1. Subtenant agrees that the Premises shall be occupied only as executive, administrative and general offices for Subtenant's business.

        9.      CONSENT OF OVERLANDLORD

        9.1. This Sublease is conditioned upon the consent thereto by Overlandlord which consent shall be evidenced by Overlandlord's signature appended hereto or a separate consent in the form utilized by Overlandlord for such purposes. Subtenant shall be solely responsible for any fees or charges imposed by the Overlandlord in connection with the obtaining of such consent. Provided Overlandlord's consent does not materially affect the terms of this Sublease, Subtenant shall immediately execute any documents requested by Overlandlord in order to obtain Overlandlord's approval.

        9.2. Sublandlord makes no representation with respect to obtaining Overlandlord's approval of this Sublease and, in the event that Overlandlord notifies Sublandlord that Overlandlord will not give such approval, Sublandlord will so notify Subtenant and, upon receipt of such notification by Sublandlord of the disapproval by Overlandlord, this Sublease shall be deemed to be null and void and without force or effect, and Sublandlord and Subtenant shall have no further obligations or liabilities to the other with respect to this Sublease.

        9.3. Except as otherwise specifically provided herein, wherever in this Sublease

Subtenant is required to obtain Sublandlord's consent or approval, Subtenant understands that Sublandlord may be required to first obtain the consent or approval of Overlandlord. If Overlandlord should refuse such consent or approval in spite of Sublandlord's reasonably diligent efforts to obtain such consent or approval, Sublandlord shall be released of any obligation to grant its consent or approval whether or not Overlandlord's refusal, in Subtenant's opinion, is arbitrary or unreasonable.

        10.     DEFAULT

        10.1. Subtenant acknowledges that the services to be rendered to the Premises are to be rendered by Overlandlord. Anything in this Sublease to the contrary notwithstanding, if there exists a breach by Sublandlord of any of its obligations under this Sublease because of a corresponding breach by Overlandlord under the Overlease of its obligations under the Overlease, then and in such event, Subtenant's sole remedy against Sublandlord in the event of any breach of obligations under this Sublease shall be the right to pursue a claim in the name of Sublandlord against Overlandlord, and Sublandlord agrees that it will, at Subtenant's expense, cooperate with Subtenant in the pursuit of such claim.

        10.2. Anything contained in any provisions of this Sublease to the contrary notwithstanding, Subtenant agrees, with respect to the Premises, to comply with and remedy any default claimed by Overlandlord and caused by Subtenant, within the period allowed to Sublandlord as tenant under the Overlease, even if such time period is shorter than the period otherwise allowed in the Overlease, due to the fact that notice of default from Sublandlord to Subtenant is given after the corresponding notice of default from Overlandlord. Sublandlord agrees to forward promptly to Subtenant by facsimile, upon receipt thereof by Sublandlord, a copy of each notice of default received by Sublandlord in its capacity as tenant under the Overlease. Subtenant agrees to forward promptly to Sublandlord by facsimile, upon receipt thereof, copies of any notices received by Subtenant with respect to the Premises from Overlandlord or from any governmental authorities.

        10.3. If and whenever there shall occur any event of default of this Sublease, which Subtenant fails to cure after ten (10) days notice of default in the event of a monetary default and thirty (30) days notice in the event of a non-monetary default, Sublandlord may, at Sublandlord's option, in addition to any other remedy or right given under the Overlease or by law or equity, do any one or more of the following:

                (a) Terminate this Sublease without notice to Subtenant, in which event Subtenant shall immediately surrender possession of the Premises to Sublandlord;

                (b) Terminate Subtenant's right to possession of the Premises under this Sublease without terminating the Sublease itself, by written notice to Subtenant, in which event Subtenant shall immediately surrender possession of the Premises to Sublandlord;

                (c) Enter upon and take possession of the Premises and expel or remove Subtenant and any other occupant therefrom, with or without having terminated this Sublease;

                (d) Alter locks and other security devices at the Premises with or without having terminated this Sublease or Subtenant's right to possession under the Sublease;

                (e) Enter upon the Premises, and do whatever Subtenant is obligated to do under the terms of this Sublease; and Subtenant agrees to reimburse Sublandlord on demand for any direct or indirect expenses which Sublandlord or Overlandlord may incur in thus effecting compliance with Subtenant's obligations under this Sublease, and Subtenant further agrees that Sublandlord shall not be liable for any damages resulting to Subtenant from such action.

        10.4. It is hereby expressly stipulated by Sublandlord and Subtenant that any of the above listed actions including, without limitation, termination of this Sublease, termination of Subtenant's right to possession, and re-entry by Sublandlord, will not affect the obligations of Subtenant for the unexpired Sublease Term, including the obligations to pay unaccrued monthly rentals and other charges provided in this Sublease for the remaining portion of the Sublease Term. If an event of default occurs, Sublandlord is entitled to seek damages, to seek specific performance, to recover possession of the Premises by agreement with Subtenant or by an unlawful detainer action, and any other remedies set forth in the Overlease, or otherwise available to Sublandlord at law or in equity.

        10.5. Exercise by Sublandlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Subtenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Sublandlord and Subtenant. No lawful exercise of dominion by Sublandlord over the property of Subtenant or others at the Premises shall be deemed unauthorized or constitute a conversion, Subtenant hereby consenting, after any event of default, to any lawful exercise of dominion over Subtenant's property within the Premises. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices pursuant to a judgment obtained in an unlawful detainer action are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process.

        11.     SUBLANDLORD REPRESENTATION

        11.1. Sublandlord represents and warrants (a) that it is the holder of the interest of the tenant under the Overlease, and (b) that the Overlease is in full force and effect, and (c) that Sublandlord will pay all Base Rent and Additional Rent owed by it to Overlandlord under the Overlease in a timely manner.

        12.     BROKERS

        12.1. Subtenant covenants, represents and warrants that Subtenant has had no dealings or communications with any broker or agent in connection with the consummation of this Sublease other than those set forth in SECTION 1.1 hereof, and Subtenant covenants and agrees to pay, hold harmless and indemnify Sublandlord from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent other than such brokers with respect to this Sublease or the negotiation thereof. Sublandlord shall pay all fees and commissions owed to Cushman & Wakefield and to Martin Smith, Inc.

        13.     OPERATING EXPENSES/TAXES

        13.1. All charges for standard Operating Expenses and Property Taxes, as defined in the Overlease, incurred during normal business hours for the Base Year set forth in Subsection 1.1(o) hereof shall be included in the rent paid herein. Any additional charges attributable to increases in operating expenses and taxes above Base Year amounts and charged by Overlandlord shall be paid by Subtenant to Sublandlord as additional rent upon receipt of an invoice for such charges.

        14.     ELECTRIC CHARGE

        14.1. All charges for standard electric incurred during normal business hours are included. Any additional charges will be paid by Subtenant.

        15.     ALTERATIONS

        15.1. In the event Subtenant is permitted to perform alterations in the Premises hereunder, Subtenant may make no changes, alterations, additions, improvements or decorations in, to or about the Premises without submitting detailed plans and construction schedules to Overlandlord and Sublandlord and receiving Overlandlord's prior written consent to such plans. Subtenant shall make no changes, alterations, additions, improvements or decorations which would result in Overlandlord charging Sublandlord for the cost of same, including any removal costs associated therewith and Subtenant shall comply with all laws and regulations relating to such construction including, but not limited to, receipt of certificates of occupancy, permits and ADA requirements, and shall be responsible for all costs associated therewith. Sublandlord may impose reasonable guidelines as may be necessary to protect its occupancy and rights provided in the Overlease, including placing reasonable restrictions on times when certain types of work may be performed in order to prevent undue intrusion and noise to Sublandlord or other tenants in the Premises.

        16.     SECURITY DEPOSIT

        16.1. As security for the faithful performance and observance by Subtenant of the terms, provisions, covenants and conditions of this Sublease, Subtenant is simultaneously herewith delivering to Sublandlord's parent corporation, Computer Associates International, Inc., a check in the amount set forth in SECTION 1.1. The security deposit will be held by Computer

Associates International, Inc. in an interest bearing account. After September, 1996, the monthly rent will be drawn by Sublandlord from the security deposit in lieu of Subtenant's payments, until July 31, 1997. Rent for August, 1998 shall be drawn from the security deposit. The last month of rent will remain in the account and PROGRESSIVE NETWORK SUBLEASE as of March 18, 1996 will be applied towards the monthly rent for the last month of the Sublease Term or earlier termination. The security deposit shall bear 6% interest, which interest shall be remitted to Subtenant at the expiration or earlier termination of this Sublease, less any amounts applied to cure Subtenant's defaults.

        16.2. In the event Subtenant defaults in respect of any of the terms, provisions, covenants and conditions of this Sublease, including, but not limited to, the payment of annual fixed rent and additional rent, Sublandlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any annual fixed rent and additional rent or any other sum as to which Subtenant is in default or for any sum which Sublandlord may expend or may be required to expend by reason of Subtenant's default in respect of any of the terms, provisions, covenants, and conditions of this Sublease, including, but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord.

        16.3. In the event that Subtenant defaults in respect of any of the terms, provisions, covenants and conditions of the Sublease and Sublandlord utilizes all or any part of the security but does not terminate this Sublease as provided herein, Sublandlord may in addition to exercising its rights as provided in SECTION 16.2, retain the unapplied and unused balance of the principal amount of the security as security for the faithful performance and observance by Subtenant thereafter of the terms, provisions and conditions of this Sublease and may use, apply or retain the whole or any part of said balance to the extent required for payment of rent, additional rent, or any other sum as to which Subtenant is in default or for any sum which Sublandlord may expend or be required to expend by reason of Subtenant's default in respect of any of the terms, covenants, and conditions of this Sublease. In the event Sublandlord applies or retains any portion or all of the security delivered hereunder, Subtenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited shall be no less than the security required by
SECTION 16.2.

        16.4. Provided Subtenant is not then in default of any of the terms, provisions, covenants and conditions of this Sublease, the security deposit, less any amounts paid to Sublandlord as provided in Sections 16.1, 16.2 and 16.3, shall be returned to Subtenant (i) after the Sublease Expiration Date and after delivery of entire possession of the Premises to Overlandlord, or (ii) upon Sublandlord's receipt of an equivalent amount of security from an assignee or undertenant pursuant to an assignment or underletting permitted by SECTION 5 of this Sublease, or (iii) upon the termination of this Sublease pursuant to
Article 22 hereof. In the event of an assignment of the Overlease by Sublandlord, Sublandlord shall have the right to transfer any interest it may have in the security to the assignee and Sublandlord shall thereupon be released by Subtenant from all liability for the return of such security, provided such assignee assumes any responsibilities of Sublandlord with respect to such security, and Subtenant agrees to look solely to the new sublandlord for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new sublandlord. Subtenant further covenants that it will not assign or encumber or attempt to assign or encumber (except to an assignee of Subtenant's interest in this Sublease) the monies deposited herein as security and that neither Sublandlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

        17.     QUIET ENJOYMENT

        17.1. So long as Subtenant pays all of the rent and additional rent due under this Sublease and performs all of Subtenant's other obligations hereunder, Subtenant shall peacefully and quietly have, hold and enjoy the Premises subject, however, to the terms, provisions and obligations of this Sublease and the Overlease.

        17.2. In the event Subtenant does not completely vacate the Premises by the Sublease Expiration Date or earlier termination of this Sublease, Subtenant shall indemnify and hold harmless Sublandlord in respect of any and all holdover charges or penalties imposed under the Overlease upon Sublandlord in respect of the entire Leased Space and in respect of any and all costs, liabilities or expenses (including attorneys fees) suffered by Sublandlord in respect of same, as and when such costs, liabilities or expenses are incurred. In this regard, Subtenant shall, if requested by Sublandlord, in Sublandlord's sole discretion, defend Sublandlord against any action or proceeding brought against Sublandlord which arises out of said holdover.

        18.     INTENTIONALLY OMITTED

        19.     NO WAIVER

        19.1. The failure of Sublandlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Sublease or of any of the Rules and Regulations set forth or hereafter adopted by Sublandlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Sublandlord of rent with knowledge of the breach of any covenant of this Sublease shall not be deemed a waiver of such breach and no provision of this Sublease shall be deemed to have been waived by Sublandlord unless such waiver be in writing signed by Sublandlord. No payment by Subtenant or receipt by Sublandlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated base rent, additional rent or other charge, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Sublandlord may accept such check or payment without prejudice to Sublandlord's right to recover the balance of such base rent, additional rent or other charge, or pursue any other remedy in this Sublease provided. No act or thing done by Sublandlord or Sublandlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of the demised premises and no agreement to accept such surrender shall be valid unless in writing signed by Sublandlord. No employee of Sublandlord or Sublandlord's agent shall have any power to accept the keys of the demised premises prior to the termination of the Sublease and the delivery of keys to any such agent or employee shall not operate as a termination of the Sublease or a surrender of the demised premises.

        20.     NOTICES

        20.1. Any notice, demand or communication which, under the terms of this Sublease or under any statute or municipal regulation must or may be given or made by the parties hereto, shall be in writing and given or made by mailing the same by registered or certified mail, return receipt requested to the address and person designated in Section 1.1 (a) and (c) herein.

        Either party, however, may designate such new or other address to which such notices, demands or communications thereafter shall be given, made or mailed by notice (given in the manner prescribed herein). Any such notice, demand or communication shall be deemed given or served, as the case may be, on the date of the posting thereof. In the event Subtenant's address is not set forth above, notice to Subtenant shall be deemed sufficient if sent to the Premises.

        21.     FURNITURE

        21.1. Subtenant shall be entitled to use the existing furniture located in the Premises as of the Sublease Date (the "Furniture") at no additional charge. At the end of the Sublease Term, Subtenant shall purchase the Furniture from Sublandlord by paying to Sublandlord the sum of $100.00, at which time title to the Furniture, in its "as is" condition, will be transferred to Subtenant.

        22.     TERMINATION RIGHT

        22.1. Subtenant may, provided Subtenant is not then in default under this Sublease, terminate this Sublease in accordance with the terms and payment of the fees set forth in paragraph 1 of the First Amendment to Lease Agreement between Overlandlord and Landlord, provided that Subtenant gives Sublandlord nine (9) months plus ten (10) business days prior written notice of such termination, notwithstanding the nine (9) month provision referenced therein.

        23.     MISCELLANEOUS

        23.1. Where applicable, Subtenant shall be responsible for all additional costs incurred as a result of this Sublease including, but not limited to, security cards, keys and parking cards.

        23.2. This Sublease may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

        23.3. This Sublease shall not be binding upon Sublandlord unless and until it is signed by Sublandlord and delivered to Subtenant. This SECTION 21.3 shall not be deemed to modify the provisions of SECTION 9 hereof.

        23.4. This Sublease constitutes the entire agreement between the parties and all representations and understandings have been merged herein.

        23.5. This Sublease shall inure to the benefit of all of the parties hereto, their successors and (subject to the provisions hereof) their assigns.



        IN WITNESS WHEREOF, the parties have hereunto set their hands and seals of the day and year first above written.


ATTEST:                                    LEGENT CORPORATION, Sublandlord

/s/ [SIG]                                  By  /s/ PETER A. SCHWARTZ
------------------------------------           ---------------------------------


ATTEST:                                    PROGRESSIVE NETWORKS, INC., Subtenant

/s/ JUDITH HOYLE                           By  /s/ ANDREW S. SHARPLESS
------------------------------------           ---------------------------------


ACKNOWLEDGED AND AGREED:

Wright Runstad Properties L.P., Overlandlord

By_____________________________



STATE OF NEW YORK

COUNTY OF SUFFOLK    SUFFOLK    ,ss:
                 ---------------

        BEFORE ME, a Notary Public in and for the said State and County, personally appeared PETER A. SCHWARTZ, who acknowledged the signing of the
                    ------------------
foregoing document and that the same is the free act and deed of such signatures (and if a corporation or a partnership and the officers or partners signing the same) for the uses and purposes therein mentioned.

        IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal on the 18th day of March, 1996.
                     ----        ------

                                /s/ ANNE M. JONES
                                --------------------------------------------
                                Notary Public


                                My Commission Expires_______________________


                                            [Notary Seal]



STATE OF WASHINGTON
COUNTY OF __________, ss:


        BEFORE ME, a Notary Public in and for the said State and County, personally appeared ____________________, who acknowledged the signing of the foregoing document and that the same is the free act and deed of such signatures (and if a corporation or a partnership and the officers or partners signing the same) for the uses and purposes therein mentioned.

        IN WITNESS WHEREOF, I have hereunto signed my name and affixed my official seal on the ____ day ____________, of 1996.


                                --------------------------------------------
                                Notary Public


                                My Commission Expires_______________________

Consent By Lessor

        The undersigned, the Overlandlord, joins in the execution of this Sublease solely to evidence its consent to the subletting of the Premises described herein, as such consent is required pursuant to the Overlease. However, by this consent Overlandlord does not approve or disapprove this Sublease, and neither the execution of this Sublease nor anything done pursuant to the provisions thereof shall be deemed or construed to modify the Overlease. It is understood that Legent Corporation remains liable for its obligations under the Overlease. This consent shall not be deemed to increase the obligations or liabilities of the Overlandlord, nor to reduce the Overlandlord's rights and remedies under the Overlease. This consent shall not be deemed a consent to any other or further subletting.

LANDLORD:       WRIGHT RUNSTAD PROPERTIES L.P.
                     a Delaware limited partnership

                     By:  WRIGHT RUNSTAD ASSET MANAGEMENT L.P.,
                          a Washington limited partnership

                          By:  WRAM Inc.
                               a Washington corporation

                               By:   /s/ DOUGLAS E. NORBERG
                                  -----------------------------------

                                    Its    President
                                       ------------------------------


                             LANDLORD ACKNOWLEDGMENT

STATE OF WASHINGTON       )
                          ) ss.
COUNTY OF KING            )

      THIS IS TO CERTIFY that I know or have satisfactory evidence that Douglas
                                                                        -------
E. Norberg is the person who appeared before me, and said person acknowledged
----------
that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of WRAM Inc., a corporation,
                                          ---------
to me known to be the general partner of WRIGHT RUNSTAD ASSET MANAGEMENT L.P., a limited partnership, to me known to be the general partner of WRIGHT RUNSTAD PROPERTIES L.P., the limited partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and partnerships for the uses and purposes therein mentioned, and on oath stated that said individual was authorized to execute said instrument.
      WITNESS my hand and official seal this 21st day of March, 1996.
                                             ----        -----  ----

                          Signature /s/ JUDITH K. HOYLE
                                   ----------------------------------------
                          Printed Name   Judith K. Hoyle
                                      -------------------------------------
                          Notary public in and for the State of Washington,
                          residing at      Seattle
                                     --------------------------------------
                          My appointment expires   11-6-99
                                                ---------------------------